UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 24, 2007

CUBIST PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-21379	22-3192085
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

65 Hayden Avenue, Lexington, Massachusetts  02421

(Address of Principal Executive Offices)(Zip Code)

Registrant’s telephone number, including area code:  (781) 860-8660

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Amendment No. 1

Explanatory Note

As previously reported, on December 26, 2007, the registrant, Cubist Pharmaceuticals, Inc., a Delaware corporation (“Cubist”), completed its acquisition of Illumigen Biosciences, Inc., a Washington corporation (“Illumigen”), pursuant to an Agreement and Plan of Merger dated as of December 24, 2007 between Cubist, Edison Merger Corp., a Delaware corporation and wholly-owned subsidiary of Cubist, Illumigen and IB Securityholders, LLC (the “Merger Agreement”). This Form 8-K/A is filed as an amendment (“Amendment No. 1”) to the Current Report on Form 8-K filed by Cubist on December 28, 2007 to report the completion of its acquisition of Illumigen under Items 2.01 and 9.01 (the “Initial 8-K”). This Amendment No. 1 is being filed to include the financial information required under parts (a) and (b) of Form 8-K Item 9.01.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(a)                  Financial Statements of Business Acquired.

The audited financial statements of Illumigen as of and for the fiscal years ended December 31, 2006 and 2005 and the unaudited financial statements of Illumigen as of September 30, 2007 and for the nine months ended September 30, 2007 and 2006 are filed as Exhibits 99.1 and 99.2 to this Amendment No. 1 and incorporated herein by reference.

(b)                 Pro Forma Financial Information.

The pro forma financial information required by this item with respect to the transaction described in the Explanatory Note to this Amendment No. 1 and Item 2.01 of the Initial 8-K  is filed as Exhibit 99.3 to this Amendment No. 1 and incorporated herein by reference.

(c)                  Exhibits.

Exhibit No.	Description

10.1

Agreement and Plan of Merger, entered into as of December 24, 2007, by and between Edison Merger Corp., Illumigen, IB Securityholders, LLC and Cubist (Exhibit 10.37, Annual Report on Form 10-K filed on February 29, 2008, File No. 000-21379).

23.1	Consent of Moss Adams LLP, Independent Auditors.

99.1	Audited financial statements of Illumigen as of and for the years ended December 31, 2006 and 2005.

99.2	Unaudited financial statements of Illumigen as of September 30, 2007 and for the nine months ended September 30, 2007 and 2006.

99.3	Unaudited pro forma condensed combined consolidated financial statements.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CUBIST PHARMACEUTICALS, INC.

Date: March 13, 2008	By:	/s/ DAVID W.J. MCGIRR
David W.J. McGirr

Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1

Agreement and Plan of Merger, entered into as of December 24, 2007, by and between Edison Merger Corp., Illumigen, IB Securityholders, LLC and Cubist (Exhibit 10.37, Annual Report on Form 10-K filed on February 29, 2008, File No. 000-21379).

23.1	Consent of Moss Adams LLP, Independent Auditors.

99.1	Audited financial statements of Illumigen as of and for the years ended December 31, 2006 and 2005.

99.2	Unaudited financial statements of Illumigen as of September 30, 2007 and for the nine months ended September 30, 2007 and 2006.

99.3	Unaudited pro forma condensed combined consolidated financial statements.